SUPPLEMENT DATED JUNE 23, 2008

TO PROSPECTUS DATED MAY 1, 2008

FOR

WRL FREEDOM ELITE BUILDER®

WRL FREEDOM ELITE BUILDER II®

WRL FREEDOM ELITE®

WRL FINANCIAL FREEDOM BUILDER®

WRL FORLIFESM

WRL XCELERATORSM

WRL FREEDOM EQUITY PROTECTOR®

Each An Individual Flexible Premium Variable Life Insurance Policy

WRL FREEDOM WEALTH PROTECTORSM

A Joint Survivor Flexible Premium Variable Life Insurance Policy

Issued through

WRL Series Life Account

By

Western Reserve Life Assurance Co. of Ohio

This Supplement modifies certain information contained in your WRL Freedom Elite Builder® (and Associates Policy), WRL Freedom Elite Builder II® ,WRL Freedom Elite®, WRL Financial Freedom Builder®, WRL ForLifeSM, WRL XceleratorSM (and WRL Xcelerator Exec and WRL Xcelerator Focus), WRL Freedom Equity Protector®, and/or WRL Freedom Wealth ProtectorSM prospectuses. Please read it carefully and retain it for future reference. All terms that are not defined in this supplement shall have the same meanings as the same terms used in the prospectuses.

Effective immediately, “Table 1 – Average Annual Subaccount Total Return For The Periods Ended on December 31, 2007” and “Table 2 - Adjusted Historical Portfolio Average Total Return for the Periods Ended on December 31, 2007” under the section entitled “Performance Data – Rates of Return” of your prospectus are deleted.